UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2016

ARCONIC INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York		10022-4608
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations 212-836-2758

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On December 14, 2016, in connection with Investor Day (defined below), Arconic Inc. (“Arconic” or the “Company”) provided financial information on its Global Rolled Products (“GRP”) segment to exclude the Warrick, Indiana rolling operations and the 25.1% equity investment in the Ma’aden Rolling Company in Saudi Arabia, both of which were previously part of the GRP segment but became part of Alcoa Corporation upon the separation of Alcoa Corporation from Arconic on November 1, 2016. Information on the Company’s combined segments – Engineered Products and Solutions, Transportation and Construction Solutions, and GRP – is also included and reflects the updated GRP information. A copy of this presentation is attached hereto as Exhibit No. 99.1 and is incorporated by reference into this Item 2.02.

The information in Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 is being furnished, not filed, in accordance with the provisions of General Instruction B.2 of Form 8-K.

Item 7.01.	Regulation FD Disclosure.

As previously announced, Arconic will host an Investor Day event on December 14, 2016 in New York City (“Investor Day”). The event will be webcast live starting at 8:00 a.m. EST via Arconic’s website at www.arconic.com/investorday.

A copy of the material to be presented at Investor Day is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Investor Day presentation materials will also be available shortly before the commencement of the event on www.arconic.com/investorday.

The information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.2 is being furnished, not filed, in accordance with the provisions of General Instruction B.2 of Form 8-K. Accordingly, the information in Item 7.01 of this Form 8-K and in Exhibit 99.2 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

The following are furnished as exhibits to this report:

Exhibit No.	Description

99.1	Global Rolled Products and Combined Segment Information

99.2	Investor Day Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC INC.

By:	/s/ Katherine H. Ramundo
Name:	Katherine H. Ramundo
Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: December 14, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Global Rolled Products and Combined Segment Information

99.2	Investor Day Presentation

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